ING Variable Funds

ING VP Growth and Income Portfolio

(“Portfolio”)

Supplement dated January 7, 2008
to the Adviser (“ADV”) Class Prospectus, Class I Prospectus, Class S Prospectus and ADV Class, Class I and Class S shares’ Statement of Additional Information (“SAI”) each dated April 30, 2007

1.

Effective December 31, 2007, Scott Lewis is no longer a Portfolio Manager to the Portfolio. All references to Mr. Lewis relating to the management of the Portfolio in the Prospectuses and SAI are hereby deleted in their entirety.

2.

The first and second paragraphs under the section entitled “Management of the Portfolios – ING VP Growth and Income Portfolio” on page 30 of the ADV Class Prospectus and page 42 of the Class I and Class S Prospectuses are revised as follows:

The following individual is responsible for the day-to-day management of ING VP Growth and Income Portfolio:

Christopher F. Corapi, Portfolio Manager and Director of Fundamental Equity Research, ING IM, has co-managed the Portfolio since 2004 and solely managed the Portfolio since December 2007. Mr. Corapi joined ING IM in February 2004 and has over 22 years of investment experience. Prior to joining ING IM, Mr. Corapi served as the Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and the Head of Emerging Markets Research at JP Morgan Investment Management beginning in 1998.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE